Filed pursuant to Rule 497(e)
1933 Act File No. 002-76969
1940 Act File No. 811-03445

THE MERGER FUND
WCM ALTERNATIVES: EVENT-DRIVEN FUND
WCM ALTERNATIVES: CREDIT EVENT FUND
100 SUMMIT LAKE DRIVE
VALHALLA, NEW YORK 10595

SUPPLEMENT DATED MARCH 4, 2019
TO STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2018,
AS SUPPLEMENTED MAY 31, 2018

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT AFFECTS INFORMATION CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

Change in Principal Underwriter

Compass Distributors, LLC has replaced Quasar Distributors, LLC as each Fund’s principal underwriter. Accordingly, all references in the SAI to “Quasar Distributors, LLC” and “Quasar” are hereby deleted and replaced with references to “Compass Distributors, LLC” and “Compass,” respectively, and all references in the SAI to the “distributor”  or “underwriter” are deemed to be references to Compass Distributors, LLC (“Compass”); except that, references in the SAI to historical payments made to the Funds’ principal underwriter shall continue to be understood to refer to payments made to Quasar.

Compass is a subsidiary of Foreside Financial Group, LLC. Compass’ address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Securities Lending Activities

The following is hereby added as a new paragraph to the section of the SAI entitled “Investment Objectives, Policies and Risks”:

Securities Loans

The Merger Fund and WCM Alternatives: Event-Driven Fund may make loans of its portfolio securities, on either a short-term or long-term basis, thereby realizing additional income. The principal risks in lending portfolio securities, as with other extensions of credit, include the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the Fund can dispose of it.  As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the collateral provided for loans be marked to market by collateral consisting of cash or short-term debt obligations at least equal to the value of the securities on loan. The borrower is also obligated to pay to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower (less any fees or expenses shared with the Fund’s securities lending agent), though it is also subject to the risk of loss on the investment of collateral.

Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice. However, because the Fund must recall securities on loan prior to the relevant record date to be entitled to vote on matters submitted to shareholders, there can be no assurance that the Fund will recall securities in a timely manner or that the borrower of the securities will return a loaned security in a timely manner after its recall by the Fund.  As a result, securities loans may result in the Fund being unable to exercise voting rights on certain matters, including on proposed mergers, acquisitions, or other events to which the Fund has significant investment exposure.  The Fund also may call such loaned securities in order to sell the securities. The Fund will bear the fees and other expenses incurred in connection with arranging loans of its portfolio securities.

U.S. Bancorp Asset Management (“USBAM”) acts as the securities lending agent for each fund. As securities lending agent, USBAM will seek to locate borrowers for Fund securities, monitor daily the value of the loaned securities and collateral, call for additional collateral as necessary, negotiate loan terms, provide certain limited recordkeeping and account servicing and arrange for return of loaned securities to the Fund at loan termination.

The Merger Fund and WCM Alternatives: Event-Driven Fund did not participate in any securities lending activities during the most recent fiscal year.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.